RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
December 31, 2013

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai
Director of Investor Relations
T: +1 441 295 4513

Media:
Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2 - 3
b.	Consolidated Segment Underwriting Results	4 - 5
c.	Gross Premiums Written and Managed Premiums	6 - 7
d.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	8 - 9

Balance Sheets
a.	Summary Consolidated Balance Sheets	10

Investments
a.	Investment Portfolio - Composition	11
b.	Summary of Other Investments	12
c.	Total Investment Result	13
d.	Investment Portfolio - Effective Yield and Credit Rating	14
e.	Investment Portfolio - Change in Portfolio Composition	15
f.	Fixed Maturity Investments - Corporate Sector	16
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	16

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	17
b.	Paid to Incurred Analysis	18

Other Items
a.	Earnings per Share	19
b.	Equity in Earnings of Other Ventures	20
c.	Other (Loss) Income	20
d.	Ratings	21

Comments on Regulation G		22 - 24

RenaissanceRe Holdings Ltd.
Basis of Presentation
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 22 through 24 for Comments on Regulation G.
As of December 31, 2013, the Company now has three reportable segments: (1) Catastrophe Reinsurance, which includes catastrophe reinsurance and certain property catastrophe joint ventures managed by the Company’s ventures unit; (2) Specialty Reinsurance, which includes specialty reinsurance and certain specialty joint ventures managed by the Company’s ventures unit; and (3) Lloyd’s, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”). Financial information related to the Catastrophe Reinsurance segment and Specialty Reinsurance segment was previously provided in the Company's financial supplements and aggregated together as the Reinsurance segment for GAAP reporting in accordance with FASB ASC Topic Segment Reporting. All prior periods presented have been reclassified to conform to this new presentation.
During the third quarter of 2013, the Company made the strategic decision to divest its U.S.-based weather and weather-related energy risk management unit, which principally included RenRe Commodity Advisors LLC, Renaissance Trading Ltd. ("Renaissance Trading") and RenRe Energy Advisors Ltd. (collectively referred to as "REAL"), in order to focus on the business encompassed within the Company's Reinsurance and Lloyd's segments and its other businesses. REAL offered certain derivative-based risk management products primarily to address weather and energy risk and engaged in hedging and trading activities related to those transactions. On August 30, 2013, the Company entered into a sale agreement with a subsidiary of Munich-American Holding Corporation ("Munich") to sell REAL and, on October 1, 2013, the Company completed the sale of REAL to Munich. The Company has classified the assets and liabilities associated with this transaction as held for sale and the financial results are reflected in the Company's consolidated financial statements as “discontinued operations.”  Except as explicitly described as held for sale or as discontinued operations, and unless otherwise noted, all discussions and amounts presented herein relate to the Company's continuing operations. All prior periods presented have been reclassified to conform to this form of presentation.
Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended		Twelve months ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Highlights
Gross premiums written	$84,122	$83,745	$1,605,412	$1,551,591
Net premiums written	80,784	77,417	1,203,947	1,102,657
Net premiums earned	256,765	283,651	1,114,626	1,069,355
Net claims and claim expenses incurred	(20,854)	186,893	171,287	325,211
Underwriting income	188,935	4,277	626,733	451,451
Net investment income	78,732	39,000	208,028	165,725
Net income available to RenaissanceRe common shareholders	268,656	41,655	665,676	566,014
Net realized and unrealized gains on investments	61,864	12,139	35,076	163,121
Net other-than-temporary impairments	—	—	—	(343)
Operating income available to RenaissanceRe common shareholders (1)	206,792	31,038	630,618	402,366
Total assets	$8,179,131	$7,928,628	$8,179,131	$7,928,628
Total shareholders' equity attributable to RenaissanceRe	$3,904,384	$3,503,065	$3,904,384	$3,503,065
Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$6.05	$0.87	$14.87	$11.23
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$4.64	$0.65	$14.08	$7.93
Dividends per common share	$0.28	$0.27	$1.12	$1.08
Book value per common share	$80.29	$68.14	$80.29	$68.14
Tangible book value per common share (1)	$79.44	$67.28	$79.44	$67.28
Tangible book value per common share plus accumulated dividends (1)	$92.56	$79.28	$92.56	$79.28
Change in tangible book value per common share plus change in accumulated dividends (1)	8.1%	0.3%	19.7%	17.0%
Financial ratios
Net claims and claim expense ratio - current accident year	20.0%	78.7%	28.3%	45.2%
Net claims and claim expense ratio - prior accident years	(28.1)%	(12.8)%	(12.9)%	(14.8)%
Net claims and claim expense ratio - calendar year	(8.1)%	65.9%	15.4%	30.4%
Underwriting expense ratio	34.5%	32.6%	28.4%	27.4%
Combined ratio	26.4%	98.5%	43.8%	57.8%
Operating return on average common equity - annualized (1)	24.3%	3.9%	19.4%	12.6%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Revenues
Gross premiums written	$84,122	$182,649	$703,223	$635,418	$83,745
Net premiums written	$80,784	$127,241	$559,109	$436,813	$77,417
Decrease (increase) in unearned premiums	175,981	167,476	(267,220)	(165,558)	206,234
Net premiums earned	256,765	294,717	291,889	271,255	283,651
Net investment income	78,732	59,931	26,163	43,202	39,000
Net foreign exchange gains (losses)	1,747	488	(932)	614	1,851
Equity in earnings of other ventures	6,274	7,313	3,772	5,835	6,612
Other (loss) income	(173)	651	(1,128)	(1,709)	(2,850)
Net realized and unrealized gains (losses) on investments	61,864	28,472	(69,529)	14,269	12,139
Total revenues	405,209	391,572	250,235	333,466	340,403
Expenses
Net claims and claim expenses incurred	(20,854)	60,928	103,962	27,251	186,893
Acquisition expenses	31,026	37,699	31,767	25,009	39,385
Operational expenses	57,658	44,672	42,789	45,986	53,096
Corporate expenses	3,304	4,307	21,529	4,482	3,889
Interest expense	4,297	4,298	4,300	5,034	5,772
Total expenses	75,431	151,904	204,347	107,762	289,035
Income from continuing operations before taxes	329,778	239,668	45,888	225,704	51,368
Income tax expense	(1,336)	(223)	(11)	(122)	(405)
Income from continuing operations	328,442	239,445	45,877	225,582	50,963
(Loss) income from discontinued operations	—	(9,779)	2,427	9,774	9,029
Net income	328,442	229,666	48,304	235,356	59,992
Net income attributable to noncontrolling interests	(54,191)	(44,331)	(14,015)	(38,607)	(9,692)
Net income attributable to RenaissanceRe	274,251	185,335	34,289	196,749	50,300
Dividends on preference shares	(5,595)	(5,595)	(7,483)	(6,275)	(8,645)
Net income available to RenaissanceRe common shareholders	$268,656	$179,740	$26,806	$190,474	$41,655
Income from continuing operations available to RenaissanceRe common shareholders per common share - basic	$6.14	$4.32	$0.55	$4.10	$0.69
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - basic	—	(0.23)	0.06	0.22	0.19
Net income available to RenaissanceRe common shareholders per common share - basic	$6.14	$4.09	$0.61	$4.32	$0.88
Income from continuing operations available to RenaissanceRe common shareholders per common share - diluted	6.05	4.23	0.55	4.01	0.68
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - diluted	—	(0.22)	0.05	0.22	0.19
Net income available to RenaissanceRe common shareholders per common share - diluted	$6.05	$4.01	$0.60	$4.23	$0.87
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$4.64	$3.36	$2.17	$3.92	$0.65
Operating return on average common equity - annualized (1)	24.3%	18.7%	12.2%	22.5%	3.9%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Twelve months ended
	December 31, 2013	December 31, 2012
Revenues
Gross premiums written	$1,605,412	$1,551,591
Net premiums written	$1,203,947	$1,102,657
Increase in unearned premiums	(89,321)	(33,302)
Net premiums earned	1,114,626	1,069,355
Net investment income	208,028	165,725
Net foreign exchange gains	1,917	5,319
Equity in earnings of other ventures	23,194	23,238
Other loss	(2,359)	(2,120)
Net realized and unrealized gains on investments	35,076	163,121
Total other-than-temporary impairments	—	(395)
Portion recognized in other comprehensive income, before taxes	—	52
Net other-than-temporary impairments	—	(343)
Total revenues	1,380,482	1,424,295
Expenses
Net claims and claim expenses incurred	171,287	325,211
Acquisition expenses	125,501	113,542
Operational expenses	191,105	179,151
Corporate expenses	33,622	16,456
Interest expense	17,929	23,097
Total expenses	539,444	657,457
Income from continuing operations before taxes	841,038	766,838
Income tax expense	(1,692)	(1,413)
Income from continuing operations	839,346	765,425
Income (loss) from discontinued operations	2,422	(16,476)
Net income	841,768	748,949
Net income attributable to noncontrolling interests	(151,144)	(148,040)
Net income attributable to RenaissanceRe	690,624	600,909
Dividends on preference shares	(24,948)	(34,895)
Net income available to RenaissanceRe common shareholders	$665,676	$566,014
Income from continuing operations available to RenaissanceRe common shareholders per common share - basic	$15.08	$11.74
Income (loss) from discontinued operations available (attributable) to RenaissanceRe common shareholders per common share - basic	0.06	(0.34)
Net income available to RenaissanceRe common shareholders per common share - basic	$15.14	$11.40
Income from continuing operations available to RenaissanceRe common shareholders per common share - diluted	14.82	$11.56
Income (loss) from discontinued operations available (attributable) to RenaissanceRe common shareholders per common share - diluted	0.05	(0.33)
Net income available to RenaissanceRe common shareholders per common share - diluted	$14.87	$11.23
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$14.08	$7.93
Operating return on average common equity - annualized (1)	19.4%	12.6%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended December 31, 2013
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$(17,859)	$58,464	$43,517	$—	$84,122
Net premiums written	$(21,507)	$59,978	$42,116	$197	$80,784
Net premiums earned	$152,155	$55,246	$49,167	$197	$256,765
Net claims and claim expenses incurred	(64,612)	13,513	27,454	2,791	(20,854)
Acquisition expenses	11,295	9,399	10,485	(153)	31,026
Operational expenses	33,843	9,322	14,347	146	57,658
Underwriting income (loss)	$171,629	$23,012	$(3,119)	$(2,587)	$188,935

Net claims and claim expenses incurred - current accident year	$(5,641)	$24,364	$32,675	$—	$51,398
Net claims and claim expenses incurred - prior accident years	(58,971)	(10,851)	(5,221)	2,791	(72,252)
Net claims and claim expenses incurred - total	$(64,612)	$13,513	$27,454	$2,791	$(20,854)

Net claims and claim expense ratio - current accident year	(3.7)%	44.1%	66.5%	—%	20.0%
Net claims and claim expense ratio - prior accident years	(38.8)%	(19.6)%	(10.7)%	1,416.8%	(28.1)%
Net claims and claim expense ratio - calendar year	(42.5)%	24.5%	55.8%	1,416.8%	(8.1)%
Underwriting expense ratio	29.7%	33.8%	50.5%	(3.6)%	34.5%
Combined ratio	(12.8)%	58.3%	106.3%	1,413.2%	26.4%

	Three months ended December 31, 2012
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written (1)	$23,524	$34,132	$26,151	$(62)	$83,745
Net premiums written	$18,351	$33,065	$25,702	$299	$77,417
Net premiums earned	$205,240	$42,710	$35,402	$299	$283,651
Net claims and claim expenses incurred	137,429	13,701	29,950	5,813	186,893
Acquisition expenses	25,229	7,520	6,635	1	39,385
Operational expenses	31,053	8,636	13,285	122	53,096
Underwriting income (loss)	$11,529	$12,853	$(14,468)	$(5,637)	$4,277

Net claims and claim expenses incurred - current accident year	$161,913	$28,560	$32,747	$—	$223,220
Net claims and claim expenses incurred - prior accident years	(24,484)	(14,859)	(2,797)	5,813	(36,327)
Net claims and claim expenses incurred - total	$137,429	$13,701	$29,950	$5,813	$186,893

Net claims and claim expense ratio - current accident year	78.9%	66.9%	92.5%	—%	78.7%
Net claims and claim expense ratio - prior accident years	(11.9)%	(34.8)%	(7.9)%	1,944.1%	(12.8)%
Net claims and claim expense ratio - calendar year	67.0%	32.1%	84.6%	1,944.1%	65.9%
Underwriting expense ratio	27.4%	37.8%	56.3%	41.2%	32.6%
Combined ratio	94.4%	69.9%	140.9%	1,985.3%	98.5%
(1) Included in gross premiums written in the Other category is inter-segment gross premiums written of $0.1 million for the three months ended December 31, 2012.

4

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Twelve months ended December 31, 2013
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written (1)	$1,120,379	$259,489	$226,532	$(988)	$1,605,412
Net premiums written	$753,078	$248,562	$201,697	$610	$1,203,947
Net premiums earned	$723,705	$214,306	$176,029	$586	$1,114,626
Net claims and claim expenses incurred	7,908	67,236	95,693	450	171,287
Acquisition expenses	49,161	41,538	34,823	(21)	125,501
Operational expenses	108,130	31,780	50,540	655	191,105
Underwriting income (loss)	$558,506	$73,752	$(5,027)	$(498)	$626,733

Net claims and claim expenses incurred - current accident year	$109,945	$101,347	$103,949	$—	$315,241
Net claims and claim expenses incurred - prior accident years	(102,037)	(34,111)	(8,256)	450	(143,954)
Net claims and claim expenses incurred - total	$7,908	$67,236	$95,693	$450	$171,287

Net claims and claim expense ratio - current accident year	15.2%	47.3%	59.1%	—%	28.3%
Net claims and claim expense ratio - prior accident years	(14.1)%	(15.9)%	(4.7)%	76.8%	(12.9)%
Net claims and claim expense ratio - calendar year	1.1%	31.4%	54.4%	76.8%	15.4%
Underwriting expense ratio	21.7%	34.2%	48.5%	108.2%	28.4%
Combined ratio	22.8%	65.6%	102.9%	185.0%	43.8%

	Twelve months ended December 31, 2012
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written (1)	$1,182,207	$209,887	$159,987	$(490)	$1,551,591
Net premiums written	$766,035	$201,552	$135,131	$(61)	$1,102,657
Net premiums earned	$781,738	$164,685	$122,968	$(36)	$1,069,355
Net claims and claim expenses incurred	165,209	76,813	80,242	2,947	325,211
Acquisition expenses	66,665	23,826	22,864	187	113,542
Operational expenses	103,811	29,124	45,680	536	179,151
Underwriting income (loss)	$446,053	$34,922	$(25,818)	$(3,706)	$451,451

Net claims and claim expenses incurred - current accident year	$275,777	$110,959	$96,444	$—	$483,180
Net claims and claim expenses incurred - prior accident years	(110,568)	(34,146)	(16,202)	2,947	(157,969)
Net claims and claim expenses incurred - total	$165,209	$76,813	$80,242	$2,947	$325,211

Net claims and claim expense ratio - current accident year	35.3%	67.4%	78.4%	—%	45.2%
Net claims and claim expense ratio - prior accident years	(14.2)%	(20.8)%	(13.1)%	(8,186.1)%	(14.8)%
Net claims and claim expense ratio - calendar year	21.1%	46.6%	65.3%	(8,186.1)%	30.4%
Underwriting expense ratio	21.8%	32.2%	55.7%	(2,008.3)%	27.4%
Combined ratio	42.9%	78.8%	121.0%	(10,194.4)%	57.8%

(1)	Included in gross premiums written in the Other category is inter-segment gross premiums written of $1.0 million for the twelve months ended December 31, 2013 (2012 - $0.5 million).

5

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$(4,041)	$55,849	$368,077	$310,002	$13,743
DaVinci catastrophe premiums	(13,818)	26,690	208,826	168,794	9,781
Total Catastrophe Reinsurance segment gross premiums written	$(17,859)	$82,539	$576,903	$478,796	$23,524

Specialty Reinsurance Segment
Renaissance specialty premiums	$58,014	$60,156	$56,567	$81,617	$34,132
DaVinci specialty premiums	450	—	1,972	713	—
Total Specialty Reinsurance segment gross premiums written	$58,464	$60,156	$58,539	$82,330	$34,132

Lloyd's Segment
Specialty	$43,154	$36,545	$53,207	$55,757	$24,390
Catastrophe	363	3,409	15,562	18,535	1,761
Total Lloyd's segment gross premiums written	$43,517	$39,954	$68,769	$74,292	$26,151

Managed Premiums (1)
Total catastrophe unit gross premiums written	$(17,859)	$82,539	$576,903	$478,796	$23,524
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	3,694	1,963	25,682	32,382	1,781
Catastrophe premiums written in the Lloyd's segment	363	3,409	15,562	18,535	1,761
Total managed catastrophe premiums (1)	$(13,802)	$87,911	$618,147	$529,713	$27,066
(1) See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2) Top Layer Re is accounted for under the equity method of accounting.

6

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Twelve months ended
	December 31, 2013	December 31, 2012
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$729,887	$733,963
DaVinci catastrophe premiums	390,492	448,244
Total Catastrophe Reinsurance segment gross premiums written	$1,120,379	$1,182,207

Specialty Reinsurance Segment
Renaissance specialty premiums	$256,354	$207,387
DaVinci specialty premiums	3,135	2,500
Total Specialty Reinsurance segment gross premiums written	$259,489	$209,887

Lloyd's Segment
Specialty	$188,663	$123,099
Catastrophe	37,869	36,888
Total Lloyd's segment gross premiums written	$226,532	$159,987

Managed Premiums (1)
Total catastrophe unit gross premiums written	$1,120,379	$1,182,207
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	63,721	72,648
Catastrophe premiums written in the Lloyd's segment	37,869	36,888
Total managed catastrophe premiums (1)	$1,221,969	$1,291,743
(1) See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2) Top Layer Re is accounted for under the equity method of accounting.

7

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Revenues
Gross premiums written	$(13,368)	$26,690	$210,798	$169,507	$9,781
Net premiums written	$(15,415)	$14,302	$203,698	$137,522	$7,012
Decrease (increase) in unearned premiums	88,096	73,078	(107,972)	(45,906)	89,922
Net premiums earned	72,681	87,380	95,726	91,616	96,934
Net investment income	7,164	7,263	6,283	7,681	7,791
Net foreign exchange gains (losses)	145	(380)	526	130	804
Other loss	—	—	(169)	(548)	(1,161)
Net realized and unrealized gains (losses) on investments	1,942	8,708	(24,529)	(1,718)	1,035
Total revenues	81,932	102,971	77,837	97,161	105,403
Expenses
Net claims and claim expenses incurred	(28,625)	3,999	27,283	3,710	66,994
Acquisition expenses	26,108	22,708	18,926	24,274	14,528
Operational and corporate expenses	9,392	9,967	9,812	10,400	10,291
Interest expense	937	943	946	952	1,833
Total expenses	7,812	37,617	56,967	39,336	93,646
Net income	74,120	65,354	20,870	57,825	11,757
Net income attributable to redeemable noncontrolling interest	(150)	(133)	(43)	(118)	(28)
Net income available to DaVinciRe common shareholders	$73,970	$65,221	$20,827	$57,707	$11,729

Net claims and claim expenses incurred - current accident year	$(4,023)	$8,438	$34,523	$10,283	$76,030
Net claims and claim expenses incurred - prior accident years	(24,602)	(4,439)	(7,240)	(6,573)	(9,036)
Net claims and claim expenses incurred - total	$(28,625)	$3,999	$27,283	$3,710	$66,994

Net claims and claim expense ratio - current accident year	(5.5)%	9.7%	36.1%	11.2%	78.4%
Net claims and claim expense ratio - prior accident years	(33.9)%	(5.1)%	(7.6)%	(7.2)%	(9.3)%
Net claims and claim expense ratio - calendar year	(39.4)%	4.6%	28.5%	4.0%	69.1%
Underwriting expense ratio	48.9%	37.4%	30.0%	37.9%	25.6%
Combined ratio	9.5%	42.0%	58.5%	41.9%	94.7%

8

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Twelve months ended
	December 31, 2013	December 31, 2012
Revenues
Gross premiums written	$393,627	$450,744
Net premiums written	$340,107	$365,334
Decrease (increase) in unearned premiums	7,296	(1,652)
Net premiums earned	347,403	363,682
Net investment income	28,391	33,950
Net foreign exchange gains	421	3,460
Other loss	(717)	(4,229)
Net realized and unrealized (losses) gains on investments	(15,597)	42,902
Total revenues	359,901	439,765
Expenses
Net claims and claim expenses incurred	6,367	93,301
Acquisition expenses	92,016	80,461
Operational and corporate expenses	39,571	45,234
Interest expense	3,778	7,838
Total expenses	141,732	226,834
Net income	218,169	212,931
Net income attributable to redeemable noncontrolling interest	(444)	(442)
Net income available to DaVinciRe common shareholders	$217,725	$212,489

Net claims and claim expenses incurred - current accident year	$49,221	$129,640
Net claims and claim expenses incurred - prior accident years	(42,854)	(36,339)
Net claims and claim expenses incurred - total	$6,367	$93,301

Net claims and claim expense ratio - current accident year	14.2%	35.6%
Net claims and claim expense ratio - prior accident years	(12.4)%	(9.9)%
Net claims and claim expense ratio - calendar year	1.8%	25.7%
Underwriting expense ratio	37.9%	34.5%
Combined ratio	39.7%	60.2%

9

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Assets
Fixed maturity investments trading, at fair value	$4,809,036	$4,751,237	$4,366,080	$4,506,644	$4,660,168
Fixed maturity investments available for sale, at fair value	34,241	38,530	40,785	45,254	83,442
Total fixed maturity investments, at fair value	4,843,277	4,789,767	4,406,865	4,551,898	4,743,610
Short term investments, at fair value	1,044,779	925,329	924,843	997,889	821,163
Equity investments trading, at fair value	254,776	113,986	108,620	555	58,186
Other investments, at fair value	573,264	500,770	629,396	652,802	644,711
Investments in other ventures, under equity method	105,616	97,660	93,049	92,054	87,724
Total investments	6,821,712	6,427,512	6,162,773	6,295,198	6,355,394
Cash and cash equivalents	408,032	266,350	234,906	290,080	304,145
Premiums receivable	474,087	735,937	954,142	654,368	491,365
Prepaid reinsurance premiums	66,132	166,340	214,804	170,216	77,082
Reinsurance recoverable	101,025	149,201	175,103	162,948	192,512
Accrued investment income	34,065	26,887	26,658	29,915	33,478
Deferred acquisition costs	81,684	103,844	125,682	77,914	52,622
Receivable for investments sold	75,845	240,191	311,783	163,584	168,673
Other assets	108,438	113,159	102,413	85,248	110,777
Goodwill and other intangibles	8,111	8,978	8,282	8,384	8,486
Assets of discontinued operations held for sale	—	115,556	150,837	159,065	134,094
Total assets	$8,179,131	$8,353,955	$8,467,383	$8,096,920	$7,928,628
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$1,563,730	$1,683,709	$1,710,408	$1,755,783	$1,879,377
Unearned premiums	477,888	754,077	970,017	658,209	399,517
Debt	249,430	249,407	249,385	249,362	349,339
Reinsurance balances payable	293,022	358,988	387,425	380,939	290,419
Payable for investments purchased	193,221	407,788	463,923	397,517	278,787
Other liabilities	397,596	183,362	169,559	140,418	198,434
Liabilities of discontinued operations held for sale	—	56,275	47,553	72,070	57,440
Total liabilities	3,174,887	3,693,606	3,998,270	3,654,298	3,453,313
Redeemable noncontrolling interest	1,099,860	945,915	897,123	875,770	968,259
Shareholders' Equity
Preference shares	400,000	400,000	400,000	400,000	400,000
Common shares	43,646	44,391	44,385	44,510	45,542
Accumulated other comprehensive income	4,131	4,566	4,909	6,050	13,622
Retained earnings	3,456,607	3,261,757	3,119,003	3,112,545	3,043,901
Total shareholders' equity attributable to RenaissanceRe	3,904,384	3,710,714	3,568,297	3,563,105	3,503,065
Noncontrolling interest	—	3,720	3,693	3,747	3,991
Total shareholders' equity	3,904,384	3,714,434	3,571,990	3,566,852	3,507,056
Total liabilities, noncontrolling interests and shareholders' equity	$8,179,131	$8,353,955	$8,467,383	$8,096,920	$7,928,628

Book value per common share	$80.29	$74.58	$71.38	$71.07	$68.14

10

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

	December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012
TYPE OF INVESTMENT
U.S. treasuries	$1,352,413	19.8%	$1,322,367	20.5%	$1,195,182	19.4%	$1,181,501	18.8%	$1,254,547	19.8%
Agencies	186,050	2.7%	197,047	3.1%	227,017	3.7%	285,969	4.5%	315,154	5.0%
Non-U.S. government (Sovereign debt)	334,580	4.9%	353,810	5.5%	265,033	4.3%	199,561	3.2%	133,198	2.1%
Non-U.S. government-backed corporate	237,479	3.5%	229,687	3.6%	238,254	3.9%	291,077	4.6%	349,514	5.5%
Corporate	1,803,415	26.4%	1,687,118	26.2%	1,500,576	24.3%	1,603,571	25.5%	1,615,207	25.4%
Agency mortgage-backed	341,908	5.0%	436,024	6.8%	435,233	7.1%	440,538	7.0%	408,531	6.4%
Non-agency mortgage-backed	257,938	3.8%	246,163	3.8%	233,468	3.8%	240,217	3.8%	248,339	3.9%
Commercial mortgage-backed	314,236	4.6%	302,803	4.7%	298,996	4.8%	297,101	4.7%	406,166	6.4%
Asset-backed	15,258	0.2%	14,748	0.3%	13,106	0.2%	12,363	0.2%	12,954	0.2%
Total fixed maturity investments, at fair value	4,843,277	70.9%	4,789,767	74.5%	4,406,865	71.5%	4,551,898	72.3%	4,743,610	74.7%
Short term investments, at fair value	1,044,779	15.3%	925,329	14.4%	924,843	15.0%	997,889	15.8%	821,163	12.9%
Equity investments trading, at fair value	254,776	3.7%	113,986	1.8%	108,620	1.8%	555	—%	58,186	0.9%
Other investments, at fair value	573,264	8.5%	500,770	7.8%	629,396	10.2%	652,802	10.4%	644,711	10.1%
Total managed investment portfolio	6,716,096	98.4%	6,329,852	98.5%	6,069,724	98.5%	6,203,144	98.5%	6,267,670	98.6%
Investments in other ventures, under equity method	105,616	1.6%	97,660	1.5%	93,049	1.5%	92,054	1.5%	87,724	1.4%
Total investments	$6,821,712	100.0%	$6,427,512	100.0%	$6,162,773	100.0%	$6,295,198	100.0%	$6,355,394	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$638,049	13.2%	$648,065	13.5%	$616,559	14.0%	$599,727	13.2%	$680,892	14.4%
AA	2,414,857	49.8%	2,463,789	51.4%	2,308,313	52.4%	2,333,364	51.3%	2,423,919	51.1%
A	836,425	17.3%	778,552	16.3%	732,659	16.6%	791,902	17.4%	844,698	17.8%
BBB	383,508	7.9%	330,481	6.9%	296,386	6.7%	305,241	6.7%	322,527	6.8%
Non-investment grade and not rated	570,438	11.8%	568,880	11.9%	452,948	10.3%	521,664	11.4%	471,574	9.9%
Total fixed maturity investments, at fair value	$4,843,277	100.0%	$4,789,767	100.0%	$4,406,865	100.0%	$4,551,898	100.0%	$4,743,610	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$160,760	3.3%	$166,583	3.5%	$200,706	4.6%	$215,538	4.7%	$427,821	9.0%
Due after one through five years	3,118,799	64.4%	2,877,644	60.1%	2,578,703	58.5%	2,633,817	57.9%	2,389,856	50.4%
Due after five through ten years	551,007	11.4%	630,582	13.2%	530,724	12.0%	569,929	12.5%	711,844	15.0%
Due after ten years	83,371	1.7%	115,220	2.4%	115,929	2.6%	142,395	3.1%	138,099	2.9%
Mortgage-backed securities	914,082	18.9%	984,990	20.5%	967,697	22.0%	977,856	21.5%	1,063,036	22.4%
Asset-backed securities	15,258	0.3%	14,748	0.3%	13,106	0.3%	12,363	0.3%	12,954	0.3%
Total fixed maturity investments, at fair value	$4,843,277	100.0%	$4,789,767	100.0%	$4,406,865	100.0%	$4,551,898	100.0%	$4,743,610	100.0%

Weighted average effective yield of fixed maturities and short term investments	1.7%		1.7%		1.8%		1.4%		1.4%
Average duration of fixed maturities and short term investments	2.1		2.1		2.4		2.3		2.2

11

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
TYPE OF INVESTMENT
Private equity partnerships	$322,391	$327,245	$335,732	$345,666	$344,669
Catastrophe bonds	229,016	102,141	81,042	75,019	91,310
Senior secured bank loan funds	18,048	19,395	178,040	204,114	202,929
Hedge funds	3,809	4,022	4,683	5,219	5,803
Miscellaneous other investments	—	47,967	29,899	22,784	—
Total other investments, at fair value	$573,264	$500,770	$629,396	$652,802	$644,711

TYPE OF INVESTMENT
Private equity partnerships	56.2%	65.3%	53.3%	52.9%	53.4%
Catastrophe bonds	40.0%	20.4%	12.9%	11.5%	14.2%
Senior secured bank loan funds	3.1%	3.9%	28.3%	31.3%	31.5%
Hedge funds	0.7%	0.8%	0.7%	0.8%	0.9%
Miscellaneous other investments	—%	9.6%	4.8%	3.5%	—%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

12

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Twelve months ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Fixed maturity investments	$24,759	$24,423	$22,839	$23,886	$27,396	$95,907	$103,330
Short term investments	380	563	426	329	83	1,698	1,007
Equity investments trading	1,245	706	344	—	554	2,295	1,086
Other investments
Hedge funds and private equity investments	14,514	14,179	2,237	14,880	8,192	45,810	36,635
Other	40,818	22,735	3,144	6,995	5,902	73,692	35,196
Cash and cash equivalents	83	47	9	52	51	191	277
	81,799	62,653	28,999	46,142	42,178	219,593	177,531
Investment expenses	(3,067)	(2,722)	(2,836)	(2,940)	(3,178)	(11,565)	(11,806)
Net investment income	78,732	59,931	26,163	43,202	39,000	208,028	165,725

Gross realized gains	12,055	8,813	17,548	34,076	22,152	72,492	97,787
Gross realized losses	(8,810)	(22,241)	(14,601)	(4,554)	(3,650)	(50,206)	(16,705)
Net realized gains (losses) on fixed maturity investments	3,245	(13,428)	2,947	29,522	18,502	22,286	81,082
Net unrealized (losses) gains on fixed maturity investments trading	(2,489)	33,405	(95,680)	(23,063)	(8,454)	(87,827)	75,279
Net realized and unrealized gains (losses) on investments-related derivatives	6,570	3,557	20,510	421	1,522	31,058	(866)
Net realized gains on equity investments trading	8,455	560	74	17,561	—	26,650	—
Net unrealized gains (losses) on equity investments trading	46,083	4,378	2,620	(10,172)	569	42,909	7,626
Net realized and unrealized gains (losses) on investments	61,864	28,472	(69,529)	14,269	12,139	35,076	163,121
Total other-than-temporary impairments	—	—	—	—	—	—	(395)
Portion recognized in other comprehensive income, before taxes	—	—	—	—	—	—	52
Net other-than-temporary impairments	—	—	—	—	—	—	(343)
Change in net unrealized gains on fixed maturity investments available for sale	(471)	(252)	(1,239)	(6,067)	(784)	(8,029)	614
Total investment result	$140,125	$88,151	$(44,605)	$51,404	$50,355	$235,075	$329,117

13

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
December 31, 2013	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$1,044,779	$1,044,779	15.3%	0.1%	$1,032,327	$9,820	$2,559	$—	$—	$73
		100.0%			98.8%	0.9%	0.3%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	1,358,094	1,352,413	19.8%	0.8%	—	1,352,413	—	—	—	—
Agencies
Fannie Mae & Freddie Mac	184,405	182,738	2.7%	1.3%	—	182,738	—	—	—	—
Other agencies	3,410	3,312	—%	1.6%	—	3,312	—	—	—	—
Total agencies	187,815	186,050	2.7%	1.3%	—	186,050	—	—	—	—
Non-U.S. government (Sovereign debt)	332,935	334,580	4.9%	1.3%	238,764	67,555	13,572	14,689	—	—
Non-U.S. government-backed corporate	234,531	237,479	3.5%	1.1%	152,468	80,110	3,494	815	592	—
Corporate	1,783,043	1,803,415	26.4%	2.7%	39,878	265,761	772,126	338,993	361,935	24,722
Mortgage-backed
Residential mortgage-backed
Agency securities	346,740	341,908	5.0%	2.9%	—	341,908	—	—	—	—
Non-agency securities - Alt A	126,803	136,734	2.0%	4.7%	2,554	6,823	18,308	12,315	81,483	15,251
Non-agency securities - Prime	115,541	121,204	1.8%	3.7%	11,139	5,791	7,647	10,662	77,534	8,431
Total residential mortgage-backed	589,084	599,846	8.8%	3.5%	13,693	354,522	25,955	22,977	159,017	23,682
Commercial mortgage-backed	311,681	314,236	4.6%	2.1%	177,988	108,446	21,278	6,034	—	490
Total mortgage-backed	900,765	914,082	13.4%	3.0%	191,681	462,968	47,233	29,011	159,017	24,172
Asset-backed
Credit cards	4,270	4,385	0.1%	2.6%	4,385	—	—	—	—	—
Auto loans	3,008	3,109	—%	0.8%	3,109	—	—	—	—	—
Student loans	2,918	2,947	—%	1.4%	2,947	—	—	—	—	—
Other	4,606	4,817	0.1%	2.7%	4,817	—	—	—	—	—
Total asset-backed	14,802	15,258	0.2%	2.0%	15,258	—	—	—	—	—
Total securitized assets	915,567	929,340	13.6%	3.0%	206,939	462,968	47,233	29,011	159,017	24,172
Total fixed maturity investments	4,811,985	4,843,277	70.9%	2.0%	638,049	2,414,857	836,425	383,508	521,544	48,894
		100.0%			13.2%	49.8%	17.3%	7.9%	10.8%	1.0%
Equity investments trading		254,776	3.7%		—	—	—	—	—	254,776
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Private equity partnerships		322,391	4.7%		—	—	—	—	—	322,391
Catastrophe bonds		229,016	3.4%		—	—	—	—	229,016	—
Senior secured bank loan funds		18,048	0.3%		—	—	—	—	—	18,048
Hedge funds		3,809	0.1%		—	—	—	—	—	3,809
Total other investments		573,264	8.5%		—	—	—	—	229,016	344,248
		100.0%			—%	—%	—%	—%	39.9%	60.1%
Investments in other ventures		105,616	1.6%		—	—	—	—	—	105,616
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$6,821,712	100.0%		$1,670,376	$2,424,677	$838,984	$383,508	$750,560	$753,607
		100.0%			24.5%	35.5%	12.3%	5.6%	11.0%	11.1%
(1) The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

14

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	December 31, 2013		December 31, 2012		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$1,044,779	15.3%	$821,163	12.9%	$223,616	2.4%
Fixed maturity investments
U.S. treasuries	1,352,413	19.8%	1,254,547	19.8%	97,866	—%
Agencies
Fannie Mae & Freddie Mac	182,738	2.7%	292,098	4.6%	(109,360)	(1.9)%
Other agencies	3,312	—%	23,056	0.4%	(19,744)	(0.4)%
Total agencies	186,050	2.7%	315,154	5.0%	(129,104)	(2.3)%
Non-U.S. government (Sovereign debt)	334,580	4.9%	133,198	2.1%	201,382	2.8%
Non-U.S. government-backed corporate	237,479	3.5%	349,514	5.5%	(112,035)	(2.0)%
Corporate	1,803,415	26.4%	1,615,207	25.4%	188,208	1.0%
Mortgage-backed
Residential mortgage-backed
Agency securities	341,908	5.0%	408,531	6.4%	(66,623)	(1.4)%
Non-agency securities - Alt A	136,734	2.0%	116,520	1.8%	20,214	0.2%
Non-agency securities - Prime	121,204	1.8%	131,819	2.1%	(10,615)	(0.3)%
Total residential mortgage-backed	599,846	8.8%	656,870	10.3%	(57,024)	(1.5)%
Commercial mortgage-backed	314,236	4.6%	406,166	6.4%	(91,930)	(1.8)%
Total mortgage-backed	914,082	13.4%	1,063,036	16.7%	(148,954)	(3.3)%
Asset-backed
Credit cards	4,385	0.1%	4,623	0.1%	(238)	—%
Auto loans	3,109	—%	2,238	—%	(128)	—%
Student loans	2,947	—%	1,650	—%	1,297	—%
Other	4,817	0.1%	4,443	0.1%	374	—%
Total asset-backed	15,258	0.2%	12,954	0.2%	2,304	—%
Total securitized assets	929,340	13.6%	1,075,990	16.9%	(146,650)	(3.3)%
Total fixed maturity investments	4,843,277	70.9%	4,743,610	74.7%	99,667	(3.8)%
Equity investments trading	254,776	3.7%	58,186	0.9%	196,590	2.8%
Other investments
Private equity partnerships	322,391	4.7%	344,669	5.4%	(22,278)	(0.7)%
Senior secured bank loan funds	18,048	0.3%	202,929	3.2%	(184,881)	(2.9)%
Catastrophe bonds	229,016	3.4%	91,310	1.4%	137,706	2.0%
Hedge funds	3,809	0.1%	5,803	0.1%	(1,994)	—%
Miscellaneous other investments	—	—%	—	—%	—	—%
Total other investments	573,264	8.5%	644,711	10.1%	(71,447)	(1.6)%
Investments in other ventures	105,616	1.6%	87,724	1.4%	17,892	0.2%
Total managed investment portfolio	$6,821,712	100.0%	$6,355,394	100.0%	$466,318

15

RenaissanceRe Holdings Ltd.
Fixed Maturity Investments - Corporate Sector

	December 31, 2013
Sector	Total	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Financials	$734,503	$34,531	$125,558	$473,381	$53,816	$28,450	$18,767
Industrial, utilities and energy	396,530	4,175	54,926	129,732	116,606	88,644	2,447
Communications and technology	250,685	373	21,582	63,643	61,087	101,300	2,700
Consumer	225,580	—	18,962	59,503	53,412	93,375	328
Health care	116,731	—	39,254	26,150	18,229	33,098	—
Basic materials	66,646	—	—	15,023	34,075	17,068	480
Other	12,740	799	5,479	4,694	1,768	—	—
Total corporate fixed maturity investments, at fair value (1)	$1,803,415	$39,878	$265,761	$772,126	$338,993	$361,935	$24,722

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	December 31, 2013
Issuer	Total	Short term investments	Fixed maturity investments
Bank of America Corp.	$59,439	$—	$59,439
JP Morgan Chase & Co.	57,994	—	57,994
General Electric Company	56,352	—	56,352
Citigroup Inc.	54,292	—	54,292
Goldman Sachs Group Inc.	51,699	—	51,699
Morgan Stanley	35,360	—	35,360
HSBC Holdings PLC	34,166	—	34,166
BNP Paribas SA	28,472	—	28,472
Ford Motor Co.	27,689	—	27,689
Wells Fargo & Co.	26,272	—	26,272
Total (2)	$431,735	$—	$431,735

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, at fair value.

(2)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

16

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
December 31, 2013
Catastrophe Reinsurance	$430,166	$177,518	$173,303	$780,987
Specialty Reinsurance	113,188	81,251	311,829	506,268
Lloyd's	45,355	14,265	158,747	218,367
Other	14,915	2,324	40,869	58,108
Total	$603,624	$275,358	$684,748	$1,563,730

September 30, 2013
Catastrophe Reinsurance	$465,221	$247,282	$211,040	$923,543
Specialty Reinsurance	112,003	82,795	306,792	501,590
Lloyd's	39,316	11,518	148,149	198,983
Other	17,846	2,214	39,533	59,593
Total	$634,386	$343,809	$705,514	$1,683,709

June 30, 2013
Catastrophe Reinsurance	$502,756	$264,712	$214,308	$981,776
Specialty Reinsurance	105,868	89,695	295,221	490,784
Lloyd's	31,984	13,476	134,782	180,242
Other	15,103	2,642	39,861	57,606
Total	$655,711	$370,525	$684,172	$1,710,408

March 31, 2013
Catastrophe Reinsurance	$608,907	$216,050	$240,581	$1,065,538
Specialty Reinsurance	104,771	76,732	289,515	471,018
Lloyd's	29,325	11,615	116,850	157,790
Other	15,534	6,635	39,268	61,437
Total	$758,537	$311,032	$686,214	$1,755,783

December 31, 2012
Catastrophe Reinsurance	$706,264	$222,208	$255,786	$1,184,258
Specialty Reinsurance	111,234	80,971	286,108	478,313
Lloyd's	29,260	10,548	109,662	149,470
Other	17,016	8,522	41,798	67,336
Total	$863,774	$322,249	$693,354	$1,879,377

17

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended December 31, 2013			Three months ended December 31, 2012
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,683,709	$149,201	$1,534,508	$1,782,680	$209,490	$1,573,190
Incurred losses and loss expenses
Current year	50,760	(638)	51,398	272,586	49,366	223,220
Prior years	(83,326)	(11,074)	(72,252)	(37,667)	(1,340)	(36,327)
Total incurred losses and loss expenses	(32,566)	(11,712)	(20,854)	234,919	48,026	186,893
Paid losses and loss expenses
Current year	12,456	10,794	1,662	44,757	—	44,757
Prior years	74,957	25,670	49,287	93,465	65,004	28,461
Total paid losses and loss expenses	87,413	36,464	50,949	138,222	65,004	73,218
Reserve for losses and loss expenses, end of period	$1,563,730	$101,025	$1,462,705	$1,879,377	$192,512	$1,686,865

	Twelve months ended December 31, 2013			Twelve months ended December 31, 2012
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,879,377	$192,512	$1,686,865	$1,992,354	$404,029	$1,588,325
Incurred losses and loss expenses
Current year	342,770	27,529	315,241	555,410	72,230	483,180
Prior years	(157,631)	(13,677)	(143,954)	(151,919)	6,050	(157,969)
Total incurred losses and loss expenses	185,139	13,852	171,287	403,491	78,280	325,211
Paid losses and loss expenses
Current year	44,940	12,728	32,212	84,089	33	84,056
Prior years	455,846	92,611	363,235	432,379	289,764	142,615
Total paid losses and loss expenses	500,786	105,339	395,447	516,468	289,797	226,671
Reserve for losses and loss expenses, end of period	$1,563,730	$101,025	$1,462,705	$1,879,377	$192,512	$1,686,865

18

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Numerator:
Net income available to RenaissanceRe common shareholders	$268,656	$179,740	$26,806	$190,474	$41,655
Amount allocated to participating common shareholders (1)	(3,709)	(2,539)	(376)	(2,918)	(640)
	$264,947	$177,201	$26,430	$187,556	$41,015
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	43,160	43,330	43,372	43,461	46,442
Per common share equivalents of employee stock options and restricted shares	609	805	871	829	855
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	43,769	44,135	44,243	44,290	47,297

Basic income per RenaissanceRe common share	$6.14	$4.09	$0.61	$4.32	$0.88
Diluted income per RenaissanceRe common share	$6.05	$4.01	$0.60	$4.23	$0.87

	Twelve months ended
(common shares in thousands)	December 31, 2013	December 31, 2012
Numerator:
Net income available to RenaissanceRe common shareholders	$665,676	$566,014
Amount allocated to participating common shareholders (1)	(9,520)	(8,973)
	$656,156	$557,041
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	43,349	48,873
Per common share equivalents of employee stock options and restricted shares	779	730
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	44,128	49,603

Basic income per RenaissanceRe common share	$15.14	$11.40
Diluted income per RenaissanceRe common share (2)	$14.87	$11.23

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

19

RenaissanceRe Holdings Ltd.
Equity in Earnings of Other Ventures

	Three months ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Top Layer Re	$3,374	$3,608	$2,728	$4,126	$5,972
Tower Hill Companies	2,989	3,885	1,815	1,581	174
Other	(89)	(180)	(771)	128	466
Total equity in earnings of other ventures	$6,274	$7,313	$3,772	$5,835	$6,612

	Twelve months ended
	December 31, 2013	December 31, 2012
Top Layer Re	$13,836	$20,792
Tower Hill Companies	10,270	4,965
Other	(912)	(2,519)
Total equity in earnings of other ventures	$23,194	$23,238

Other (Loss) Income

	Three months ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$26	$30	$(642)	$(1,931)	$(3,255)
Other items	(199)	621	(486)	222	405
Total other (loss) income	$(173)	$651	$(1,128)	$(1,709)	$(2,850)

	Twelve months ended
	December 31, 2013	December 31, 2012
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$(2,517)	$(4,648)
Other items	158	2,528
Total other loss	$(2,359)	$(2,120)

20

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance (1)	A+	AA-	A1	A+
DaVinci (1)	A	AA-	A3	—
RenaissanceRe Specialty Risks (1)	A	A+	—	—
RenaissanceRe Specialty U.S. (1)	A	—	—	—
ROE (1)	A+	AA-	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	A+

RenaissanceRe (3)	—	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for these companies reflect the insurer's financial strength rating and in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.

21

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments from continuing and discontinued operations, net other-than-temporary impairments from continuing operations, and commencing in 2013, also excludes net realized and unrealized gains and losses on investments-related derivatives. Prior to 2013, investments-related derivative net realized and unrealized gains and losses were included in net investment income and were also included in the calculation of operating income available to RenaissanceRe common shareholders and related measures. The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio and equity investments trading. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Twelve months ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Net income available to RenaissanceRe common shareholders	$268,656	$179,740	$26,806	$190,474	$41,655	$665,676	$566,014
Adjustment for net realized and unrealized (gains) losses on investments from continuing operations	(61,864)	(28,472)	69,529	(14,269)	(12,139)	(35,076)	(163,121)
Adjustment for net realized and unrealized losses (gains) on investments from discontinued operations	—	5	15	(2)	(1)	18	(3)
Adjustment for investments-related derivative net realized and unrealized losses (gains) included in operating income prior to 2013	—	—	—	—	1,523	—	(867)
Adjustment for net other-than-temporary impairments from continuing operations	—	—	—	—	—	—	343
Operating income available to RenaissanceRe common shareholders	$206,792	$151,273	$96,350	$176,203	$31,038	$630,618	$402,366

Net income available to RenaissanceRe common shareholders per common share - diluted	$6.05	$4.01	$0.60	$4.23	$0.87	$14.87	$11.23
Adjustment for net realized and unrealized (gains) losses on investments from continuing operations	(1.41)	(0.65)	1.57	(0.32)	(0.25)	(0.79)	(3.29)
Adjustment for net realized and unrealized losses (gains) on investments from discontinued operations	—	—	—	—	—	—	—
Adjustment for investments-related derivative net realized and unrealized losses (gains) included in operating income prior to 2013	—	—	—	—	0.03	—	(0.02)
Adjustment for net other-than-temporary impairments from continuing operations	—	—	—	—	—	—	0.01
Operating income available to RenaissanceRe common shareholders per common share - diluted	$4.64	$3.36	$2.17	$3.91	$0.65	$14.08	$7.93

Return on average common equity - annualized	31.5%	22.2%	3.4%	24.3%	5.2%	20.5%	17.7%
Adjustment for net realized and unrealized (gains) losses on investments from continuing operations	(7.2)%	(3.5)%	8.8%	(1.8)%	(1.5)%	(1.1)%	(5.1)%
Adjustment for net realized and unrealized losses (gains) on investments from discontinued operations	—%	—%	—%	—%	—%	—%	—%
Adjustment for investments-related derivative net realized and unrealized losses (gains) included in operating income prior to 2013	—%	—%	—%	—%	0.2%	—%	—%
Adjustment for net other-than-temporary impairments from continuing operations	—%	—%	—%	—%	—%	—%	—%
Operating return on average common equity - annualized	24.3%	18.7%	12.2%	22.5%	3.9%	19.4%	12.6%

22

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures. “Managed catastrophe premiums” differs from total catastrophe unit gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting and the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums, as applicable, assumed by the Company through its consolidated subsidiaries and related joint ventures.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets per share. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Book value per common share	$80.29	$74.58	$71.38	$71.07	$68.14
Adjustment for goodwill and other intangibles (1)	(0.85)	(0.84)	(0.85)	(0.85)	(0.86)
Tangible book value per common share	79.44	73.74	70.53	70.22	67.28
Adjustment for accumulated dividends	13.12	12.84	12.56	12.28	12.00
Tangible book value per common share plus accumulated dividends	$92.56	$86.58	$83.09	$82.50	$79.28

Quarterly change in book value per common share	7.7%	4.5%	0.4%	4.3%	(0.1)%
Quarterly change in tangible book value per common share plus change in accumulated dividends	8.1%	4.9%	0.8%	4.8%	0.3%
Annual change in book value per common share	17.8%				15.0%
Annual change in tangible book value per common share plus change in accumulated dividends	19.7%				17.0%

(1)
At December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, goodwill and other intangibles included $29.2 million, $28.5 million, $29.3 million, $29.3 million and $30.4 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

23